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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - January 10, 1996



                           MELLON BANK CORPORATION
              (Exact name of registrant as specified in charter)



       Pennsylvania                    1-7410                 25-1233834
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania             15258
                   (Address of principal executive offices)   (Zip code)




      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.      OTHER EVENT

A. Mellon Bank Corporation announces fourth quarter and full-year 1995 results of operations.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number       Description

99.1 Mellon Bank Corporation Press Release, dated January 10, 1996 announcing fourth quarter and full-year 1995 results of operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELLON BANK CORPORATION

Date: January 11, 1996                  By: STEVEN G. ELLIOTT
                                              Steven G. Elliott
                                              Vice Chairman, Chief Financial
                                              Officer & Treasurer





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                                EXHIBIT INDEX


Number      Description                              Method of Filing

99.1        Press Release dated January 10, 1996     Filed herewith